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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 28, 2002


                         Commission file number 1-13970


                           CHROMCRAFT REVINGTON, INC.
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             (Exact name of Registrant as specified in its charter)

         Delaware                                          35-1848094
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(State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)

               1100 North Washington Street, Delphi, Indiana 46923
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   (Address, including zip code, of registrant's principal executive offices)

                                 (765) 564-3500
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              (Registrant's telephone number, including area code)

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Item 9.  Regulation FD Disclosure

         On October 28, 2002, Chromcraft Revington, Inc. (the "Registrant") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended September 28, 2002. The certification by the Registrant's chief executive officer and chief financial officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanied such Quarterly Report.
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHROMCRAFT REVINGTON, INC.
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                                      (Registrant)

Date:  October 28, 2002               /s/ Frank T. Kane
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                                      Frank T. Kane, Vice President-Finance,
                                      Chief Financial Officer and Secretary







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